[The American Funds Group(r)]

Capital World Bond Fund

Semi-Annual Report
For the six months ended March 31, 1998

[cover photo: two piles of international coins]


Capital World Bond Fund(r)

[sidebar]
The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. That total return is made up of three elements: interest income, any change in the market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.
Capital World Bond Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
[end sidebar]

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                          Total              Average Annual
                          Return             Compound Return
Ten Years                 +95.41%            +6.93%
Five Years                +35.81             +6.31
One Year                  -1.08              -

Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of April 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 4.88%. The fund's distribution rate as of that date was 4.93%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, and higher transaction costs.



FELLOW SHAREHOLDERS:

The past six months have been anything but smooth sailing for global bond investors. While interest rates declined in most countries, causing bond prices to increase, a fall in the value of many countries' currencies greatly reduced those gains for U.S. investors. Meanwhile, the financial turmoil which began in Asia last summer continued to surface, sometimes in unexpected places.

     Over the six months ended March 31, Capital World Bond Fund posted a gain of 0.3% if you reinvested income dividends totaling 40 cents a share and December's capital gain distribution of 27.6 cents a share.

     The fund's total return for the six-month period trailed the 1.0% return of the Salomon Brothers World Government Bond Index, which measures major world bond markets. For the same period, the Salomon Brothers Broad Investment-Grade Bond Index, which measures the U.S. bond market, posted a return of 4.6%. (Both indexes are unmanaged and measure returns with interest compounded.)

     Over the 12-month period ended March 31, the fund's total return was 3.8% with dividends reinvested. That compares with a 12-month total return of 5.4% for Salomon Brothers' global bond index and 12.0% for its U.S. index.

THE ASIAN RIPPLE EFFECT

The dominant economic theme of the past six months was the Asian financial crisis, which has been well-documented in the press. Less well-understood were the resulting worldwide repercussions. For example, New Zealand, Australia and Canada are all suppliers of raw materials to Asia; all three suffered from falling commodity prices and reduced export opportunities. As a result, these countries' currencies headed lower against the U.S. dollar, diminishing the returns from their bonds. In the past, we have found excellent value in the bonds of New Zealand, Australia and Canada. While we have temporarily reduced our exposure to these countries, we are looking for opportunities to reenter these markets as conditions in Asia stabilize.


INVESTMENT RESULTS AT A GLANCE

6-month total return
(10/1/97 - 3/31/98)     +0.3%

12-month total return
(4/1/97 - 3/31/98)      +3.8

Lifetime total return
(8/4/87 - 3/31/98)      +138.4

Lifetime average annual
compound return
(8/4/87 - 3/31/98)      +8.5


A FLIGHT TO QUALITY

From an investment standpoint, credit problems in Asia sparked a worldwide "flight to quality." Many investors sold their Asian holdings and purchased assets denominated in U.S. dollars, further boosting the value of the dollar. The stronger dollar and prospects for slower growth in the United States - helped by sagging demand in Asia for U.S. exports - kept inflation fears at bay. In response, investors pushed the 10-year U.S. government bond yield down from 6.1% at the end of September to 5.7% on March 31, its lowest level since 1993.

CAPITAL WORLD BOND FUND GEOGRAPHIC DIVERSITY

[begin pie chart]
The Americas        66.8%
Europe & Africa*    25.6%
Pacific Basin       7.6%
[end pie chart]

WORLD BOND MARKET

[begin pie chart]
The Americas        37.3%
Europe              43.6%
Pacific Basin       19.1%
[end pie chart]

*Includes bonds in South Africa, which is not included in the world bond market index.
Percentages weighted by currency, based on the table on page 4.


     This environment of falling U.S. interest rates and rising bond prices helped to increase the value of the fund's U.S. dollar bond holdings. There were some exceptions, however - particularly bonds of issuers in Asia or with a significant Asian involvement. For example, bonds issued by Samsung, a world-class South Korean electronics company, and Freeport-McMoRan, a well-run U.S. mining company with the bulk of its operations in Indonesia, were hurt by investors' sudden wariness toward Asian securities. Several of these holdings have begun to recover.

JAPAN'S CONTINUING SAGA

In Japan, bond yields continued to fall and bond prices rose as the country dealt with impending recession. The continued weakness of the yen, however, converted the country's six-month government bond return from +2.2% in yen to -7.5% expressed in U.S. dollars. We were able to offset much of the currency loss by hedging most of our yen exposure back into dollars. In fact, the fund's hedging of yen provided dual benefits: protection against a depreciating yen and an increase in current yield resulting from the difference between U.S. and Japanese interest rates.

EUROPEAN CONVERGENCE

Less connected with events in Asia were the European bond markets. European countries scrambled to cut deficits to meet the strict budgetary guidelines mandated by the impending monetary union, set to start in January 1999. As a result, interest rates throughout continental Europe converged toward lower German rates. In spite of declining interest rates, the U.S. dollar's continued strength pared returns for U.S. investors in European bond markets (except in the United Kingdom, where the pound was strong).

SUMMARY

Looking ahead, we feel that the fund is well-positioned to take advantage of new opportunities arising in several markets. We have bolstered our exposure to the U.S. dollar while we seek out attractively priced bonds in markets affected
- either directly or indirectly - by the Asian financial crisis. In other countries, declining interest rates have driven corporations to issue new bonds at lower rates, providing new opportunities for global bond investors.

     As always, it is difficult to predict what will happen to currencies and equally difficult to know how individual investors will react to regional economic conditions. That said, it's clear that over the long term, the fund's broad diversification has enhanced its total return. Since its inception in August 1987, Capital World Bond Fund's average annual compound return of 8.5% has kept shareholders well ahead of the 3.4% average annual rate of inflation, as measured by the Consumer Price Index.

     We would like to thank you for the trust you place in us to navigate through the choppy waters of global bond investing. We believe opportunities abound for those who know where to find them, and we feel confident in our ability to provide our shareholders with diversification, income and attractive total return over the long term.

Cordially,

[/s/ Paul G. Haaga, Jr.]
Paul G. Haaga, Jr.
Chairman of the Board

[/s/ Abner D. Goldstine]
Abner D. Goldstine
President

May 13, 1998

CURRENCIES IN WHICH THE FUND'S ASSETS ARE INVESTED as of March 31, 1998

                       Capital World                              Salomon Brothers
                       Bond Fund                                  World Government
                       Net Assets                                 Bond Index
Currency of            Securities                Currency         Currency
Denomination           Weighting#                Weighting#       Weighting
United States          42.5%                     62.9%            34.0%
Germany                16.4                      7.4              8.8
United Kingdom         9.6                       8.0              6.8
Japan                  7.2                       2.1              18.3
New Zealand            6.3                       4.2              *
Canada                 4.3                       3.9              3.3
Australia              3.2                       1.3              0.8
Poland                 2.7                       2.7              *
Sweden                 2.4                       2.4              1.5
Denmark                1.6                       1.4              1.5
Ireland                1.4                       1.3              0.4
Greece                 1.2                       1.2              *
Italy                  0.8                       0.8              6.8
Finland                0.2                       0.2              0.6
European Currency      0.1                       0.1              *
Units
South Africa           0.1                       0.1              *
France                 -                         -                7.6
Spain                  -                         -                2.9
Netherlands            -                         -                2.9
Belgium                -                         -                2.5
Austria                -                         -                0.9
Switzerland            -                         -                0.4
                       100.0%                    100.0%           100.0%

#Securities and currency weightings may differ due to the use of forward foreign exchange contracts by the fund. Short-term investments, cash and equivalents, receivables and payables are included in the securities weighting.

*This market is not included in the index.



Capital World Bond Fund                                         Principal      Market   Percent
Investment Portfolio March 31, 1998 (Unaudited)                    Amount       Value    of Net
                                                                    (000)       (000)    Assets
Bonds & Notes
Australian Dollars
Australian Government:
 10.00% 2002                                                      A$1,850   US$  1,452     .22%
 10.00% 2006                                                         1,500       1,263      .19
Fannie Mae (formerly Federal National Mortgage
 Assn.) 6.50% 2002                                                   8,500       5,816      .89
News America Holdings Inc. 8.625% 2014                               9,000       6,331      .96
New South Wales Treasury:
 11.50% 1999                                                         1,000         714      .11
 7.00% 2004                                                          3,000       2,107      .32
Southern Australia Finance Authority
 11.25% 2001                                                         1,500       1,162      .18
Statens Bostadfinansier 6.50% 2000                                   2,800       1,889      .29
                                                                             --------  --------
                                                                                20,734     3.16
                                                                             --------  --------
British Pounds
Bank of Ireland 9.75% 2005                                    Pounds4,985        9,565     1.46
European Investment Bank 6.00% 2004                                    250         412      .06
FP Finance 9.125% 2049                                               2,000       3,705      .56
Halifax Building Society 11.00% 2014                                 2,100       4,886      .74
Land Securities 9.00% 2020                                             750       1,595      .24
Lloyds Trustee Savings Banking Group
 8.50% 2006                                                          3,000       5,525      .84
NPI Finance 9.625% 2049                                                750       1,424      .22
Royal Bank of Scotland 8.375% 2007                                   3,000       5,487      .83
Scott Life 9.00% 2049                                                2,750       5,039      .77
United Kingdom:
 9.50% 1999                                                          2,000       3,407      .52
 8.00% 2000                                                          3,500       6,063      .92
 7.00% 2001                                                          1,000       1,705      .26
 8.50% 2005                                                          6,450      12,393     1.89
 7.50% 2006                                                          1,000       1,845      .28
                                                                             --------  --------
                                                                                63,051     9.59
                                                                             --------  --------
Canadian Dollars
Canadian Government:
 8.50% 2000                                                       C$1,750        1,310      .20
 9.75% 2001                                                          8,000       6,489      .99
 7.25% 2003                                                          8,250       6,340      .96
 7.50% 2003                                                          3,750       2,931      .45
 9.00% 2004                                                          3,000       2,549      .39
 4.25% 2021(1)                                                       3,278       2,377      .36
 4.25% 2026(1)                                                       6,720       4,880      .74
Canadian Trust 6.75% 2001                                            1,796       1,295      .20
                                                                             --------  --------
                                                                                28,171     4.29
                                                                             --------  --------
Danish Kroner
Danish Government:
 9.00% 1998                                                      DKr3,000          437      .07
 8.00% 2001                                                         10,000       1,574      .24
 8.00% 2003                                                         10,000       1,623      .24
 7.00% 2007                                                         42,000       6,774     1.03
                                                                             --------  --------
                                                                                10,408     1.58
                                                                             --------  --------
European Currency Units
Reliance Industries Ltd. 8.125% 2005                             ECU1,000          959      .15
                                                                             --------  --------

Finnish Markkaa
Finnish Government 11.00% 1999                                    FM6,000        1,129      .17
                                                                             --------  --------
German Marks
Bayerische Vereinsbank AG:
 6.50% 2005                                                       DM6,000        3,534      .54
 5.50% 2008                                                         28,000      15,576     2.37
Bundesobligation 5.875% 2000                                         8,150       4,559      .69
Bundesrepublik 6.00% 2007                                           11,000       6,409      .98
Bundesschatzanweisung 5.75% 1999                                     5,500       3,034      .46
Deutschland Republic:
 8.00% 2002                                                         22,000      13,488     2.05
 6.75% 2003                                                         19,500      11,560     1.76
 6.50% 2005                                                         22,750      13,559     2.06
 6.875%  2005                                                       21,000      12,736     1.94
Treuhandanstalt:
 7.125% 2003                                                        21,250      12,736     1.94
 7.50% 2004                                                         16,750      10,403     1.58
                                                                             --------  --------
                                                                               107,594    16.37
                                                                             --------  --------
Greek Drachmas
Hellenic Republic 8.80% 2007                                 GRD2,375,000        7,764     1.18
                                                                             --------  --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                                IR Pounds2,500        3,447      .53
 6.50% 2001                                                          1,800       2,587      .39
 6.25% 2004                                                          2,000       2,912      .44
                                                                             --------  --------
                                                                                 8,946     1.36
                                                                             --------  --------
Italian Lire
Italian Government National 9.50% 2001                        Lr5,000,000        3,090      .47
KfW International Finance Inc.
 11.625% 1998                                                    4,000,000       2,289      .35
                                                                                    -  --------
                                                                                 5,379      .82
                                                                             --------  --------
Japanese Yen
Austria (Republic of) 4.50% 2005                                 Y250,000        2,248      .34
European Investment Bank 6.75% 2001                                200,000       1,768      .27
Fannie Mae(Formerly Federal National Mortgage Assn)                150,000       1,151      .18
 2.125% 2007
GMAC International Finance 3.75% 1999                              300,000       2,347      .36
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                      1,288,500      11,167     1.70
 4.75% 2004                                                        700,000       6,323      .96
 2.00% 2008                                                      1,700,000      12,898     1.96
Japan Development Bank, 6.50% 2001                                  40,000         356      .05
Nippon Telegraph & Telephone Corp. 2.50% 2007                      590,000       4,590      .70
Spain (Kingdom of) 3.10% 2006                                      550,000       4,547      .69
                                                                             --------  --------
                                                                                47,395     7.21
                                                                             --------  --------
New Zealand Dollars
Canadian Government 6.625% 2007                                  NZ$8,500        4,421      .67
Fannie Mae(Formerly Federal National Mortgage Assn)                 12,250       6,582     1.00
 7.25% 2002
New Zealand Government:
 8.00% 2001                                                          7,000       3,893      .59
 8.00% 2004                                                          8,500       4,847      .74
 8.00% 2006                                                          3,000       1,752      .27
 7.00% 2009                                                         17,800       9,835     1.49
 4.50% 2016(1)                                                      20,574      10,381     1.58
                                                                             --------  --------
                                                                                41,711     6.34
                                                                             --------  --------
Polish Zloty
Poland (Republic of)Treasury Bill 1998                           PLZ2,100          528      .08
Polish Government:
 12.00% 2001                                                         5,000       1,174      .18
 13.00% 2001                                                        39,500       9,597     1.46
 12.00% 2002                                                        10,500       2,436      .37
 12.00% 2003                                                        17,500       3,970      .60
                                                                             --------  --------
                                                                                17,705     2.69
                                                                             --------  --------

South African Rands
South Africa (Republic of) 13.00% 2010                           ZAR2,000          393      .06
                                                                                    -         -
Swedish Kronor
Spintab AB 6.25% 2002                                          SKr 80,000       10,321     1.57
Stadshypotek AB 5.75% 2003                                          32,000       4,053      .62
Swedish Government 11.00% 1999                                      11,500       1,504      .23
                                                                             --------  --------
                                                                                15,878     2.42
                                                                             --------  --------
United States Dollars
Abbey National PLC 6.69% 2005                                    US$1,000        1,019      .15
Airplanes Pass Through Trust, pass-through
 certificates, Class C, 8.15% 2019(2)                                6,000       6,245      .95
Asset-Backed Securities Investment
 Trust, Series 1997-D, 6.79% 2003(3)                                 5,000       5,017      .76
Associates Corp. of North America
 5.85% 2001                                                          3,000       2,984      .45
Banco General, SA 7.70% 2002(3)                                      1,500       1,466      .22
Banco Nacional de Mexico, SA 1995 Trust
 Certificates, 0% 2002(2),(3)                                        4,278       3,639      .55
Cable & Wireless Communications PLC:
 6.375% 2003                                                         2,750       2,752      .42
 6.625% 2005                                                         3,000       3,017      .46
California Infrastructure PG&E-1, Series
 1997-1, Class A-7, 6.42% 2008                                       2,300       2,327      .35
CarrAmerica Realty Corp. 6.875% 2008 (3)                             1,000         986      .15
Chase Manhattan Bank 7.25% 2007                                      1,500       1,578      .24
China (People's Republic of)
 9.00% 2096                                                            500         546      .08
Colombia (Republic of):
 8.70% 2016                                                            500         486      .07
 8.375% 2027                                                         3,000       2,756      .42
Columbia HCA Healthcare Corp.:
 6.50% 1999                                                          1,000         987      .15
 6.125% 2000                                                         2,000       1,902      .29
 7.00% 2007                                                            900         825      .12
 8.85% 2007                                                          1,000       1,023      .15
Continental Airlines, Inc.:
 Series 1996A, 6.94% 2015(2),(3)                                     1,922       1,974      .30
 Series 1997-1A, 7.461% 2016(2),(3)                                  2,000       2,130      .32
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006(3)                           2,141       2,234      .34
 Series 1996-CF2, Class A1A, 7.29% 2021(3)                           1,000       1,050      .16
 Series 1996-CF1, Class A1A, 7.40% 2028(3)                           2,191       2,261      .34
Fannie Mae(Formerly Federal National Mortgage Assn)                  1,227       1,258      .19
 7.50% 2025(2)
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.):
 5.78% 2003(2)                                                       4,000       3,913      .59
 6.19% 2004(2)                                                       7,500       7,379     1.12
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                          1,000         795      .12
 7.20% 2026                                                          3,000       2,490      .38
Government National Mortgage Assn.:
 9.00% 2017-2024(2)                                                  5,228       5,629      .86
 8.50% 2021(2)                                                         462         494      .08
 6.50% 2024(2),(4)                                                   2,522       2,507      .38
 7.00% 2026(2),(4)                                                   1,848       1,866      .28
Gruma SA de CV 7.625% 2007                                           1,000         996      .15
Hellenic Republic 6.95% 2008                                         2,500       2,541      .39
Hyundai Semiconductor America, Inc.,
 Tranche A, 8.25% 2004 (3)                                           2,000       1,680      .26
Inter America Development Bank
 8.875% 2001                                                         2,000       2,170      .33
J.P. Morgan & Co., Inc. 5.994% 2012(4)                               1,000         926      .14
Korea Development Bank:
 7.125% 2001                                                         2,000       1,881      .29
 7.375% 2004                                                         3,250       2,930      .45
McDermott Inc. 9.375% 2002                                           2,000       2,141      .33
Merita Bank Ltd. 6.50% 2006                                          1,000         993      .15
Merrill Lynch Mortgage Investors, Inc.,
 Seller Manufactured Housing Contract,
 Series 1995-C2, Class A-1, 6.7252% 2021(4)                          1,171       1,189      .18
Morgan Stanley Capital Inc.:
 1997-HF1, Class A-2, 7.27% 2007(3)                                  2,000       2,101      .32
 1997-WF1, Class A-1, 6.83% 2029(3)                                  2,912       2,977      .45
NASC Commercial Mortgage Trust, pass-through
 certificates, Series 1972-D6, Interest Only,
 1.265% 2031(2)                                                      9,752       1,000      .15
Parker & Parsley Petroleum Co. 8.25% 2007                            2,000       2,171      .33
Petrozuata Finance Inc. 7.63% 2009(3)                                  500         510      .08
Pioneer Natural Resources Co. 7.20% 2028                             1,500       1,474      .22
Poland (Republic of)Past Due Interest Bonds:
 Bearer shares 4.00% 2014(4)                                         5,900       5,295      .81
 Registered shares 4.00% 2014(4)                                     3,500       3,141      .48
The Price REIT Inc. 7.50% 2006                                       1,000       1,040      .16
Quebec (Province of) 8.625% 2005                                     1,250       1,404      .21
Reliance Industries Ltd. 10.25% 2097(3)                              2,500       2,419      .37
Samsung Electronics Co., Ltd., 7.45% 2002                            2,000       1,820      .28
Skandinaviska Enskilda Banken 6.875% 2009                            2,000       2,016      .31
Svenska Handelsbanken 8.125% 2007                                    1,075       1,187      .18
TCI Communications Inc. 6.875% 2006                                  3,000       3,033      .46
Telefonica de Argentina 11.875% 2004                                   500         575      .09
Thailand (Kingdom of) 7.75% 2007                                       750         719      .11
Time Warner Inc., pass-through certificates,
 Series 1997-1:
  6.10% 2001(2),(3)                                                  5,000       4,913      .75
 6.95% 2028 (3)                                                      2,000       1,939      .30
UCFC Acceptance Corp., pass-through
 certificates, Series 1996-B1, Class A3,
 7.30% 2014(2)                                                       3,000       3,031      .46
United States Treasury:
 6.375% 1999                                                         5,000       5,048      .77
 6.875% 1999                                                         1,075       1,092      .17
 6.75% 2000                                                          1,500       1,533      .23
 8.50% 2000                                                          1,000       1,069      .16
 6.625% 2001                                                         1,450       1,492      .23
 7.50% 2001                                                          2,000       2,118      .32
 7.75% 2001                                                          2,500       2,640      .40
 6.375% 2002                                                        20,000      20,541     3.13
 6.625% 2002                                                           550         568      .09
 5.50% 2003                                                            700         696      .11
 5.75% 2003                                                            660         662      .10
 7.25% 2004                                                          4,600       4,974      .76
 11.625% 2004                                                        9,500      12,540     1.91
 6.50% 2005                                                         19,500      20,366     3.10
 3.375% 2007(1)                                                      3,162       3,066      .47
 6.125% 2007                                                           175         180      .03
 6.25% 2007                                                          1,500       1,552      .24
 10.375% 2009                                                          840       1,047      .16
 7.50% 2016                                                          3,750       4,373      .67
 7.125% 2023                                                         7,875       8,987     1.37
 6.375% 2027                                                         4,750       5,017      .76
U.S. Surgical Corp. 7.25% 2008                                         500         494      .08
Woolworth Corp., Series A:
 7.00% 2000                                                          1,000       1,014      .15
 6.98% 2001                                                          3,000       3,054      .46
 7.00% 2002                                                          2,000       2,043      .31
 8.50% 2022                                                          1,000       1,108      .17
Worldcom Inc. 7.75% 2007                                             3,000       3,234      .49
YPF SA:
 8.00% 2004                                                          1,350       1,371      .21
 7.75% 2007                                                          3,000       3,087      .47
                                                                             --------  --------
                                                                               250,713    38.15
                                                                             --------  --------
Total Bonds and Notes (cost:
 $641,298,000)                                                                 627,930    95.54
                                                                             --------  --------

Short-Term Securities
Corporate Short-Term Notes
Daimler-Benz North America:
 5.57% due 4/2/98                                                    4,025       4,024      .61
 5.54% due 4/29/98                                                   8,000       7,964     1.21
General Electric Capital Corp.,
 6.125% due 4/1/98                                                   6,500       6,499      .99
Total Short-Term Securities (cost:                                           --------  --------
 $18,486,000)                                                                   18,487     2.81
                                                                             --------  --------

Total Investment Securities (cost:
 $659,784,000)                                                                 646,417    98.35

Excess of cash and receivables over
 payables                                                                       10,864     1.65
                                                                             --------  --------
Net Assets                                                                    $657,281   100.00%
                                                                             ========  ========

(1)Index-linked bond whose principal
 amount moves with a government retail
 price index.
(2)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(3)Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to the public may require registration.
(4)Coupon rate may change periodically.

See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at March 31, 1998      (dollars in thousands)          Unaudited
Assets:
Investment securities at market
 (cost: $659,784)                                       $646,417
Cash                                                       1,168
Receivables for--
 Sales of investments                        $  9,475
 Sales of fund's shares                           472
 Forward currency contracts - net               1,412
 Accrued interest                              12,949     24,308
                                            ---------  ---------
                                                         671,893
Liabilities:
Payables for--
 Purchases of investments                      11,816
 Repurchases of fund's shares                   2,174
 Management services                              383
 Accrued expenses                                 239     14,612
                                            ---------  ---------
Net Assets at March 31, 1998--
 Equivalent to $15.77 per share on
 41,671,083 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                    $657,281
                                                       =========

Statement of Operations
for the six months ended March 31, 1998                Unaudited
                  (dollars in thousands)
Investment Income:
Income:
 Interest                                                $21,630

Expenses:
 Management services fee                     $  2,384
 Distribution expenses                            811
 Transfer agent fee                               275
 Reports to shareholders                           70
 Registration statement and prospectus              0
 Postage, stationery and supplies                  68
 Directors' fees                                   10
 Auditing and legal fees                           43
 Custodian fee                                     75
 Taxes other than federal income tax               21
 Other expenses                                    60      3,817
                                            ---------  ---------
 Net investment income                                    17,813
                                                       ---------
Realized Loss and Unrealized Depreciation
 on Investments:
Net realized loss                                         (8,415)
Net unrealized appreciation (depreciation) on:
 Investments                                  (12,208)
 Open forward currency contracts                4,816
                                            ---------
  Net unrealized depreciation                             (7,392)
                                                       ---------
 Net realized loss and unrealized
  depreciation on investments                            (15,807)
                                                       ---------
Net Increase in Net Assets Resulting
 from Operations                                          $2,006
                                                       =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                  Six       Year
                                         months ended      ended
                                             3/31/98*    9/30/97
                                            ---------  ---------
Operations:
Net investment income                         $17,813    $41,320
Net realized gain (loss) on investments        (8,415)     8,579
Net unrealized depreciation on investment      (7,392)   (15,766)
                                            ---------  ---------
 Net increase in net
  assets resulting from operations              2,006     34,133
                                            ---------  ---------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income          (17,126)   (55,642)
Distributions from net realized gain
  on investments                              (12,122)         -
                                            ---------  ---------
 Total dividends and distributions            (29,248)   (55,642)
                                            ---------  ---------
Capital Share Transactions:
Proceeds from shares sold:
 3,576,168 and 11,728,432
 shares, respectively                          57,616    195,677
Proceeds from shares issued in
 reinvestment of net investment
 income dividends:
 1,594,862 and 2,810,625 shares, respecti      25,229     46,526
Cost of shares repurchased:
 9,686,348 and 16,458,455
 shares, respectively                        (155,831)  (274,024)
                                            ---------  ---------
 Net decrease in net assets
  resulting from capital share
  transactions                                (72,986)   (31,821)
                                            ---------  ---------
Total Decrease in Net Assets                 (100,228)   (53,330)
Net Assets:
Beginning of period                           757,509    810,839
                                            ---------  ---------
End of period (including undistributed
 net investment income: $(9,297) and
 $(9,984), respectively)                     $657,281   $757,509
                                            =========  =========

* Unaudited

See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included in with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of March 31, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $13,367,000, of which $10,082,000 related to appreciated securities and $23,449,000 related to depreciated securities. During the six months ended March 31, 1998, the fund realized, on a tax basis, a net capital loss of $7,987,000 on securities transactions. Net losses related to non-U.S. currency transactions of $13,192,000 are reported as an adjustment to ordinary income for federal income tax purposes. Dividends paid to shareholders included $12,122,000 of non-U.S. currency gains treated as income dividends for tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $659,784,000 at March 31, 1998.

3. The fee of $2,384,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. As of March 31, 1998, accrued and unpaid distribution expenses were $118,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $275,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $138,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1998, aggregate amounts deferred and earnings thereon were $43,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1998, accumulated undistributed net realized gain on investments, on a book basis, was $26,959,000 and additional paid-in capital was $669,985,000.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $361,323,000 and $442,942,000, respectively, during the six months ended March 31, 1998.

   Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $75,000 includes $18,000 that was paid by these credits rather than in cash.

   At March 31, 1998, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                                                         U.S.       Valuation
          Non-U.S.                   Contract          Amount
          Currency          ------------------  -------------                      Unrealized
         Contracts                   Non-U.S.            U.S.          Amount  (Depreciation)
                                                                                 Appreciation
--------------------------  ---------------------------------------------------------------------
Sales:
 Australian Dollars
  expiring 5/19 to
  5/26/98                        A$18,539,000     $12,459,000     $12,288,000      $  171,000
 Canadian Dollars
  expiring 6/19/98                C$3,540,000       2,500,000       2,500,000               -
 Danish Kroner
  expiring 4/23/98              DKr10,178,000       1,467,000       1,444,000          23,000
 German Marks
  expiring 4/14 to
  9/16/98                       DM108,923,000      59,935,000      59,049,000         886,000
 British Pounds
  expiring 4/7 to
  6/23/98                     Pounds6,232,000      10,171,000      10,406,000        (235,000)
 Irish Pounds
  expiring 6/4/98           IR Pounds 605,000         891,000         821,000          70,000
 Japanese Yen
  expiring 4/20 to
  8/25/98                      Y4,627,260,000      37,063,000      35,005,000       2,058,000
 New Zealand Dollars
  expiring 4/21 to
  6/3/98                        NZ$24,575,000      14,245,000      13,499,000         746,000
                                              ---------------------------------------------------
                                                  138,731,000     135,012,000       3,719,000
Purchases:                                    ---------------------------------------------------
 Japanese Yen
  expiring 6/23/98               Y154,584,000       1,200,000       1,172,000         (28,000)

                                              ---------------------------------------------------

Forward currency contracts - net                 $137,531,000    $133,840,000      $3,691,000
                                               =============== =============== ================

Per-Share Data and Ratios

                                                 Six months
                                                      ended                         September
                                                  March 31,            Year   Ended        30
                                                   1998 (1)    1997    1996    1995      1994    1993
                                                  ---------  ------  ------  ------    ------  ------
Net Asset Value, Beginning of Period                 $16.40  $16.86  $16.81  $15.33    $16.48  $15.95
                                                  ---------  ------  ------  ------    ------  ------
 Income From Investment Operations:
  Net investment income                                 .40     .88    1.09    1.09      1.05     .91
  Net realized and unrealized gain (loss)
   on investments                                      (.35)   (.16)    .16    1.57     (1.14)    .65
                                                  ---------  ------  ------  ------    ------  ------
   Total income from investment operations              .05     .72    1.25    2.66      (.09)   1.56
                                                  ---------  ------  ------  ------    ------  ------
 Less Distributions:
  Dividends from net investment income                 (.40)   (.95)  (1.08)  (1.18)     (.90)   (.81)
  Dividends from net realized non-U.S.                 (.28)   (.23)   (.12)      -      (.04)   (.03)
currency gains (2)
  Distributions from net realized gains                   -       -       -       -      (.12)   (.19)
                                                  ---------  ------  ------  ------    ------  ------
   Total distributions                                 (.68)  (1.18)  (1.20)  (1.18)    (1.06)  (1.03)
                                                  ---------  ------  ------  ------    ------  ------
Net Asset Value, End of Period                       $15.77  $16.40  $16.86  $16.81    $15.33  $16.48
                                                  =========  ======  ======  ======    ======  ======

Total Return (3)                                   .30% (4)   4.38%    7.67%  18.10%   (.62)%   10.40%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)               $657    $758    $811    $653      $576    $450
 Ratio of expenses to average net assets          .554% (4)   1.07%    1.09%   1.12%     1.11%   1.19%
 Ratio of net income to average net assets        2.50% (4)   5.21%    6.07%   6.83%     6.88%   6.25%
 Portfolio turnover rate                         49.96% (4)  79.00%  91.27% 104.96%    77.04%  27.95%


(1) Unaudited
(2) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(3) Excludes maximum sales charge of 4.75%.
(4) Based on operations for the period
 shown and, accordingly, not representative of a full year.




CAPITAL WORLD BOND FUND

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President,
Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board,
President and Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI retired from the Board
of Directors effective March 17, 1998.
He had been a director of the fund since December 11, 1991. The Directors wish to thank him for his many contributions to the fund.

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company
[The American Funds Group(r)]

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA WG/INS/3778
Lit. No. WBF-013-0598